UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 5, 2022
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 East 5th Street, Suite 1100, Tulsa, Oklahoma 74103
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
Former Address: 5100 East Skelly Drive, Suite 500, Tulsa, Oklahoma 74135
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 5, 2022, Matrix Service Company (the "Company") filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Delaware Secretary of State. Article TENTH of the Amended and Restated Certificate was amended to provide for exculpation of liability for officers of the Company for certain breaches of fiduciary duties, similar to the protections currently available for directors of the Company.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On December 5, 2022, the Company held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2023 Annual Meeting of Stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Jose L. Bustamante	18,666,633	538,364	120,632	3,069,759
Martha Z. Carnes	18,915,663	289,295	120,671	3,069,759
John D. Chandler	18,566,454	617,933	141,242	3,069,759
Carlin G. Conner	18,895,123	289,345	141,161	3,069,759
John R. Hewitt	18,556,632	712,276	56,721	3,069,759
Liane K. Hinrichs	18,879,884	304,554	141,191	3,069,759
James H. Miller	17,950,220	1,324,248	51,161	3,069,759
Jim W. Mogg	18,948,724	325,874	51,031	3,069,759
Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2023 was approved. The results of the vote were as follows:

For	21,093,361
Against	537,042
Abstentions	764,985
Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation for fiscal 2022. The results were as follows:

For	15,215,540
Against	2,906,297
Abstentions	1,203,792
Broker non votes	3,069,759

Proposal Four - To Approve Amendment of the Company's 2020 Stock and Incentive Compensation Plan
The stockholders voted to approve the amendment of the Company's 2020 Stock and Incentive Compensation Plan to increase the number of shares of Common Stock of the Company authorized for issuance thereunder from 1,725,000 to 2,350,000. The results were as follows:

For	16,054,610
Against	2,229,938
Abstentions	1,041,081
Broker non votes	3,069,759
Proposal Five - To Approve the Amended and Restated Company's Certificate of Incorporation
The stockholders voted to approve the amendment and restatement of the Company's Certificate of Incorporation to provide for the exculpation of officers. The results were as follows:

For	16,347,676
Against	1,900,560
Abstentions	1,077,393
Broker non votes	3,069,759
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Matrix Service Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: December 7, 2022	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer